UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2025

RAPT Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38997	47-3313701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

561 Eccles Avenue
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 489-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RAPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

RAPT Therapeutics, Inc. (the “Company”) is furnishing the investor presentation slides (the “Corporate Presentation”) attached hereto as Exhibit 99.1, which the Company may use from time to time in conversations with investors and analysts.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On October 20, 2025, the Company and Shanghai Jeyou Pharmaceutical Co., Ltd. (“Jeyou,” formerly called Shanghai Jemincare Pharmaceutical Co., Ltd.), a leading pharmaceutical company in China, announced positive topline data from Jeyou’s phase 2 trial of RPT904 (JYB1904) (the “Phase 2 Trial”) as monotherapy in chronic spontaneous urticaria (“CSU”). The Phase 2 Trial, which was conducted in China, was designed to evaluate the safety and efficacy of RPT904 at dosing intervals of 8 weeks (“Q8W”) and 12 weeks (“Q12W”) compared to omalizumab dosed every 4 weeks (“Q4W”). The Phase 2 Trial was not a formal non-inferiority study and no statistical hypothesis was tested. The data from the Phase 2 Trial indicate that RPT904 dosed Q8W or Q12W has comparable efficacy and safety to omalizumab dosed Q4W. The Company and Jeyou believe these results warrant advancing RPT904 to phase 3 development, and the Company plans to discuss next steps regarding development of RPT904 for CSU with the U.S. Food and Drug Administration and other regulatory authorities.

 The randomized, double-blind Phase 2 Trial enrolled 137 adult patients with CSU inadequately controlled by H1 antihistamines for a 16-week treatment period with patients randomized 1:1:1 across three arms. Patients randomized to the RPT904 Q8W arm received 300 mg subcutaneously (“SC”) at Week 0 and Week 8, while patients randomized to the RPT904 Q12W arm received a single 300 mg SC dose at Week 0 (to represent a dosing interval of at least every 12 weeks). Patients randomized to the omalizumab Q4W arm received 300 mg SC at Weeks 0, 4, 8 and 12. The primary endpoint was change from baseline in the seven-day urticaria activity score (“UAS7”) at Weeks 8, 12 and 16, and a key secondary endpoint was the proportion of patients with UAS7=0 at Weeks 8, 12 and 16. After the initial 16-week treatment period, patients were followed for an additional 16 weeks without additional treatment. The topline data reported herein are from the initial 16-week treatment period.

The data from both the RPT904 Q8W and Q12W treatment arms showed numerically greater improvement on the UAS7 endpoint and numerically higher proportion of patients with UAS7=0 at all timepoints (Weeks 8, 12 and 16) compared to omalizumab Q4W.

The mean baseline UAS7 scores (±SD) in the RPT904 Q8W, Q12W and omalizumab Q4W arms were 28.7 (±7.2), 28.9 (±6.6) and 28.8 (±7.9), respectively. The least squares mean change from baseline in UAS7 (and 95% confidence interval) at the three time points were:

	RPT904 Q8W (N=46)	RPT904 Q12W (N=46)	omalizumab Q4W (N=45)
Week 8	-20.51 (-23.88, -17.13)	-21.05 (-24.42, -17.67)	-17.00 (-20.39, -13.61)
Week 12	-22.14 (-25.46, -18.82)	-21.73 (-25.04, -18.43)	-18.51 (-21.83, -15.18)
Week 16	-23.20 (-26.49, -19.91)	-22.16 (-25.43, -18.89)	-19.14 (-22.43, -15.86)

The proportion of patients (as a percentage) with UAS7=0 (and 95% confidence interval) at the three time points were:

	RPT904 Q8W (N=46)	RPT904 Q12W (N=46)	omalizumab Q4W (N=45)
Week 8	32.61 (19.53, 48.02)	32.61 (19.53, 48.02)	31.11 (18.17, 46.65)
Week 12	36.96 (23.21, 52.45)	39.13 (25.09, 54.63)	24.44 (12.88, 39.54)
Week 16	45.65 (30.90, 60.99)	43.48 (28.93, 58.89)	33.33 (20.00, 48.95)

In the Phase 2 Trial, RPT904 was well tolerated with no serious adverse events related to study drug and no treatment-related adverse events resulting in treatment discontinuation.

In addition, the Company anticipates initiating a phase 2b clinical trial of RPT904 in food allergies before the end of 2025.

Forward Looking Statements

This Current Report on Form 8-K (including the exhibit thereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “estimates,” “expects,” “look forward,” “planned,” “potential” “will” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These statements relate to future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future performances or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, assumptions and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about the efficacy and safety profile of RPT904, the clinical development of RPT904, including timing of clinical trials and expectations of the Company and Jeyou to advance RPT904 to phase 3, plans for regulatory interactions, the therapeutic and commercial potential of RPT904, and other statements that are not historical fact. Many factors may cause differences between current expectations and actual results, including unexpected or unfavorable safety or efficacy data observed during clinical studies, preliminary data and trends that may not be predictive of future data or results or that may not demonstrate safety or efficacy or lead to regulatory approval, the Company’s reliance on its partners and other third parties, clinical trial site activation or enrollment rates that are lower than expected, unanticipated or greater than anticipated impacts or delays due to macroeconomic and geopolitical conditions (including the long-term impacts of ongoing overseas conflicts, tariffs and trade tensions, fluctuations in inflation and interest rates and other economic uncertainty), changes in expected or existing competition, changes in the regulatory environment, the uncertainties and timing of the regulatory approval process and the sufficiency of the Company’s cash resources. Detailed information regarding risk factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release may be found in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 7, 2025 and subsequent filings made by the Company with the SEC. These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Corporate Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPT Therapeutics, Inc.

Date:	October 20, 2025	By:	/s/ Rodney Young
Rodney Young Chief Financial Officer